UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 07, 2005 (Date of earliest event reported)
American International Petroleum Corp (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-14905 (Commission File Number)	13-3130236 (IRS Employer Indentification Number)
	7055 Hollister Road (Address of principal executive offices)	77040 (Zip Code)
Registrant's telephone number, including area code: 713.462.4122

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of James E. Knight as acting Director and Chief Executive Officer of AIPC and its subsidiaries, effective immediately.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of American International Petroleum Corp dated February 07, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 07, 2005	AMERICAN INTERNATIONAL PETROLEUM CORP By: /s/ Denis J. Fitzpatrick Denis J. Fitzpatrick CFO